UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
BlackRock 2037 Municipal Target Term Trust
BlackRock Core Bond Trust
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Allocation Income Trust
BlackRock Debt Strategies Fund, Inc.
BlackRock Energy and Resources Trust
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Enhanced Equity Dividend Trust
BlackRock Enhanced Global Dividend Trust
BlackRock Enhanced Government Fund, Inc.
BlackRock Enhanced International Dividend Trust
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Trust
BlackRock Health Sciences Trust
BlackRock Income Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Long-Term Municipal Advantage Trust
BlackRock Multi-Sector Income Trust
BlackRock MuniAssets Fund, Inc.
BlackRock Municipal 2030 Target Term Trust
BlackRock Municipal Income Quality Trust
BlackRock Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock MuniHoldings California Quality Fund, Inc.
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings New Jersey Quality Fund, Inc.
BlackRock MuniHoldings Quality Fund II, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Michigan Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
BlackRock MuniYield Quality Fund III, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock Resources & Commodities Strategy Trust

BlackRock Science and Technology Trust
BlackRock Taxable Municipal Bond Trust
BlackRock Utilities, Infrastructure & Power Opportunities Trust
BlackRock Virginia Municipal Bond Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 5, 2024
Dear Shareholder:
A joint annual meeting of the shareholders of the BlackRock
Closed-End
Funds listed in
Appendix A
to the enclosed joint proxy statement (each, a “Fund”) will be held on Friday, July 26, 2024, at 10:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement. The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.
The purpose of the meeting is to seek shareholder approval of the nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.
The Board Members responsible for your Fund recommend that you vote “
FOR
” the Board Nominees for your Fund.
In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.
You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in
Appendix A
on May 28, 2024 (the “Record Date”). Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.
We would like to assure you of our commitment to ensuring that the joint annual meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Boards and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the joint annual meeting at 9:30 a.m., Eastern time on Friday, July 26, 2024, thirty minutes in advance of the joint annual meeting.

•
Permit shareholders attending the joint annual meeting to submit questions via live webcast during the joint annual meeting by following the instructions available on the meeting website during the joint annual meeting. Questions relevant to joint annual meeting matters will be answered during the joint annual meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to joint annual meeting matters that are not answered during the joint annual meeting due to time constraints.

•
Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the joint annual meeting by following the instructions that will be available on the meeting website during the joint annual meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the joint annual meeting unless they have registered in advance to attend the joint annual meeting, as described below.

Your vote is important.
Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date.
If your shares in a Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MAXD4Y6 by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.
If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the meeting you must register in advance of the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson LLC (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.
Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the meeting as described above.
If you do not vote using one of these methods, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.
If you have any questions about the proposal to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at
1-866-328-5445.
Sincerely,
Janey Ahn
Secretary of the Funds
50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS
While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.
Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table starting on page 8 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	Will my vote make a difference?

A:
YES.
Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote
“
FOR
”
each Board Nominee.

Q:	When and where will the meeting be held?

A:	The meeting will be held on Friday, July 26, 2024, at 10:00 a.m. (Eastern time). The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also vote at the meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MAXD4Y6 by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the Meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket
costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson, 1290 Avenue of the Americas, 9 th
Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $159,352 for such services (including reimbursements of out-of-pocket
expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, toll free at 1-866-328-5445.

Please vote
now
. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “
FOR
” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 5, 2024
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 2024
To the Shareholders:
A joint annual meeting of the shareholders of the BlackRock
Closed-End
Funds identified below (each, a “Fund”) will be held on Friday, July 26, 2024, at 10:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully discussed in the accompanying joint proxy statement. The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

PROPOSAL 1.	To elect to the Board (defined below) of your Fund(s) the nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.
The purpose of the meeting is to seek shareholder approval of the nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.
Your Board unanimously recommends that you vote “
FOR
” the Board Nominees with respect to which you are being asked to vote.
Shareholders of record of each Fund as of the close of business on May 28, 2024 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof. A list of each Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of such Fund at the shareholder meeting. For each Delaware Trust, such list will be available for inspection beginning ten days prior to the date of the meeting. Fund shareholders interested in inspecting the list of shareholders for their respective Fund should contact Georgeson LLC at blackrockcef@georgeson.com for additional information.
If you owned shares of more than one Fund as of the Record Date, you may receive more than one proxy card or voting instruction form. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.
If you have any questions about the proposal to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at
1-866-328-5445.
By Order of the Boards,
Janey Ahn
Secretary of the Funds
50 Hudson Yards, New York, NY 10001

BlackRock
Closed-End
Funds
Holding Annual Meetings of Shareholders on July 26, 2024

Name of Fund	Ticker
BlackRock 2037 Municipal Target Term Trust	BMN
BlackRock Core Bond Trust	BHK
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock Credit Allocation Income Trust	BTZ
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Enhanced Global Dividend Trust	BOE
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Enhanced International Dividend Trust	BGY
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Trust	BGT
BlackRock Health Sciences Trust	BME
BlackRock Income Trust, Inc.	BKT
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Multi-Sector Income Trust	BIT
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2030 Target Term Trust	BTT
BlackRock Municipal Income Quality Trust	BYM
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock MuniHoldings California Quality Fund, Inc.	MUC
BlackRock MuniHoldings Fund, Inc.	MHD
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ
BlackRock MuniHoldings Quality Fund II, Inc.	MUE
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund III, Inc.	MYI
BlackRock MuniYield Quality Fund, Inc.	MQY
BlackRock Resources & Commodities Strategy Trust	BCX
BlackRock Science and Technology Trust	BST
BlackRock Taxable Municipal Bond Trust	BBN
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI
BlackRock Virginia Municipal Bond Trust	BHV

ANNUAL MEETING OF SHAREHOLDERS

JULY 26, 2024

JOINT PROXY STATEMENT
This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each BlackRock
Closed-End
Fund listed in
Appendix A
of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting (the “meeting”) of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held on Friday, July 26, 2024, at 10:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The meeting will be held in a virtual meeting format only.
The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024 (the “Notice of Internet Availability of Proxy Materials”), will commence on or about June 5, 2024.
Each Fund listed in
Appendix A
to this Proxy Statement is organized as a Maryland corporation (each, a “Maryland Corporation”), a Maryland statutory trust (a “Maryland Trust”) or a Delaware statutory trust (each, a “Delaware Trust”). The Maryland Corporations, the Maryland Trust and the Delaware Trusts are
closed-end
management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Maryland Corporation, a Maryland Trust or a Delaware Trust is set forth in
Appendix A
.
Shareholders of record of a Fund as of the close of business on May 28, 2024 (the “Record Date”) are entitled to notice of and to vote at that Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the holders of shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds (as defined below). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of each Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. With respect to the Preferred Funds (as defined below), the Board Members representing holders of Preferred Shares are Class I and Class II Board Members and only Class II Board Members are standing for election this year. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”
The Maryland Corporations have elected to be subject to the Maryland Control Share Acquisition Act (the “
MCSAA
”) and the Delaware Trusts are subject to the control beneficial interest acquisition provisions of the Delaware Statutory Trust Act.

On December 5, 2023, the U.S. District Court for the Southern District of New York granted judgment in favor of a plaintiff’s claim for rescission of resolutions by sixteen closed-end
funds that are Maryland corporations and statutory trusts, including certain BlackRock-sponsored funds domiciled in Maryland, that “opted in” to elect to be subject to the MCSAA. The district court declared that the funds’ elections violate Section 18(i) of the 1940 Act. The funds have appealed the district court’s decision to the U.S. Court of Appeals for the Second Circuit. In light of the district court’s decision, the MCSAA will not apply to the funds’ upcoming and next year’s annual shareholder meetings.
As used herein, the “Preferred Shares” consist of the variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in
Appendix A
as having VMTP Shares outstanding (collectively, the “VMTP Funds”), the remarketable variable rate muni term preferred shares (collectively, the “RVMTP Shares”) of the Fund identified in
Appendix A
as having RVMTP Shares outstanding (the “RVMTP Fund”), and the variable rate demand preferred shares (collectively, the “VRDP Shares”) of each of the Funds identified in
Appendix A
as having VRDP Shares outstanding (collectively, the “VRDP Funds”). The “Preferred Funds” are collectively defined as the VMTP Funds, the RVMTP Fund and the VRDP Funds.
The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in
Appendix A
. Except as set forth in
Appendix H
, to the knowledge of each Fund, as of April 30, 2024, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.
The Fund(s) in which you owned shares on the Record Date is named on the proxy card(s) or Notice of Internet Availability of Proxy Materials. If you owned shares of more than one Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.
All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “
FOR
” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the virtual meeting and voting at the meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.
Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.
If your shares in a Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MAXD4Y6 by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting. Even if you plan to participate in the virtual meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.
Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at
1-800-882-0052.
Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at
www.sec.gov
.
BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Funds on a monthly basis on its website in the
“Closed-End
Funds” section of
http://www.blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.
Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the New York address and phone number provided above.

Please vote
now
. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “
FOR
” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.
PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR
VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW
MANY SHARES YOU OWN.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
https://www.proxy-direct.com/blk-33969

SUMMARY OF PROPOSAL AND FUNDS VOTING
The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Class I (1)	Class II	Class III	Preferred Shares Nominees Standing for Election (2)
BlackRock 2037 Municipal Target Term Trust	BMN		X
BlackRock Core Bond Trust	BHK		X
BlackRock Corporate High Yield Fund, Inc.	HYT		X
BlackRock Credit Allocation Income Trust	BTZ		X
BlackRock Debt Strategies Fund, Inc.	DSU		X
BlackRock Energy and Resources Trust	BGR		X
BlackRock Enhanced Capital and Income Fund, Inc.	CII		X
BlackRock Enhanced Equity Dividend Trust	BDJ		X
BlackRock Enhanced Global Dividend Trust	BOE		X
BlackRock Enhanced Government Fund, Inc.	EGF		X
BlackRock Enhanced International Dividend Trust	BGY		X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA		X
BlackRock Floating Rate Income Trust	BGT		X
BlackRock Health Sciences Trust	BME		X
BlackRock Income Trust, Inc.	BKT		X
BlackRock Investment Quality Municipal Trust, Inc.	BKN		X		X
BlackRock Limited Duration Income Trust	BLW		X
BlackRock Long-Term Municipal Advantage Trust	BTA		X		X
BlackRock Multi-Sector Income Trust	BIT		X
BlackRock MuniAssets Fund, Inc.	MUA		X		X
BlackRock Municipal 2030 Target Term Trust	BTT		X		X
BlackRock Municipal Income Quality Trust	BYM		X		X
BlackRock Municipal Income Trust	BFK		X		X
BlackRock Municipal Income Trust II	BLE		X		X
BlackRock MuniHoldings California Quality Fund, Inc.	MUC		X		X
BlackRock MuniHoldings Fund, Inc.	MHD		X		X
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ		X		X
BlackRock MuniHoldings Quality Fund II, Inc.	MUE		X		X
BlackRock MuniVest Fund II, Inc.	MVT		X		X
BlackRock MuniVest Fund, Inc.	MVF		X		X
BlackRock MuniYield Fund, Inc.	MYD		X		X
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY		X		X
BlackRock MuniYield Quality Fund II, Inc.	MQT		X		X
BlackRock MuniYield Quality Fund III, Inc.	MYI		X		X
BlackRock MuniYield Quality Fund, Inc.	MQY		X		X
BlackRock Resources & Commodities Strategy Trust	BCX		X
BlackRock Science and Technology Trust	BST		X
BlackRock Taxable Municipal Bond Trust	BBN		X
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI		X
BlackRock Virginia Municipal Bond Trust	BHV		X		X

(1)
The Class II Board Nominees for HYT, DSU, CII, EGF, FRA and BMN are R. Glenn Hubbard, W. Carl Kester and John M. Perlowski. For each other Fund, the Class II Board Nominees are J. Phillip Holloman, Catherine A. Lynch and Arthur P. Steinmetz. For the Preferred Funds, each of the Class II Board Nominees are voted upon by the holders of Common

Shares and Preferred Shares of each respective Preferred Fund voting together as a single class, except for Ms. Lynch, who is the Preferred Shares Nominee (as defined below) for each Preferred Fund. For the Preferred Funds, Ms. Lynch is voted upon by the holders of Preferred Shares of each respective Preferred Fund voting as a separate class. For Funds other than the Preferred Funds, each of the Class II Board Nominees is voted upon by the holders of Common Shares of each respective Fund voting as a single class. Please see the description herein under “PROPOSAL 1 – ELECTION OF BOARD NOMINEES.”

(2)	With respect to the Preferred Funds, Catherine A. Lynch and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Catherine A. Lynch is standing for election this year as a Preferred Shares Nominee. Ms. Lynch is voted upon by the holders of Preferred Shares of each respective Preferred Fund voting as a separate class. W. Carl Kester’s term as a Class I Board Member of the Preferred Funds is scheduled to expire in 2026; therefore, he is not standing for election this year as a Preferred Shares Nominee. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominee.

PROPOSAL 1—ELECTION OF BOARD NOMINEES
The purpose of Proposal 1 is to elect Board Members for each Fund.
Nominees for each Fund
.
The Board of each Fund consists of ten Board Members, eight of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). The Funds divide their Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.
Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year. The Board believes that it is in the best interest of the Funds, as closed-end,
exchange traded investment companies subject to extensive regulation by the Securities and Exchange Commission (“SEC”), to have a classified board structure. The Board believes that a classified board structure provides a Fund and its shareholders with important benefits. The Board believes that a classified board structure promotes continuity of experiences and an orderly succession of Board Members by ensuring that at any given time there are experienced board members serving on the Board who are familiar with such Fund, its business, operations and investment and compliance policies, and its relationships with its services providers. Specifically, the Board believes that a classified board structure: (a) creates a more experienced Board that is better able to identify and accomplish long-term objectives in supervising the management of the Funds; (b) enhances the independence of the Independent Board Members from management and from special interest groups by providing them with a three-year term of office, so they are better positioned to make decisions that are in the best long-term interest of the Funds and their shareholders; (c) strengthens the Funds’ ability to attract and retain qualified individuals who are willing to make multi-year commitments to the Funds and to develop a deep understanding of the Funds; (d) allows new Board Members an opportunity to gain knowledge from experienced Board Members; (e) helps prevent complete changes in control and corresponding changes in fund philosophy or strategies in any one year; and (f) protects against abrupt changes in a Fund based on the short-term objectives of shareholders who may seek to implement an agenda that is contrary to the long-term interest of Fund shareholders.
The Board further believes that the considerations with respect to classified boards in the closed-end,
exchange traded investment company context are different than those for traditional operating companies, and in this regard notes that the classified board structure is expressly acknowledged by the 1940 Act, the principal regulatory regime governing the Funds and their operations. The role of a board of a closed-end,
exchange traded investment company is different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company’s board has the primary responsibility for oversight of the fund’s service providers and management of conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company’s board must oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to shareholders. The Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Funds.
The Class II Board Members are standing for election this year. The Class II Board Nominees for HYT, DSU, CII, EGF, FRA and BMN are R. Glenn Hubbard, W. Carl Kester and John M. Perlowski. For each other Fund, the Class II Board Nominees are J. Phillip Holloman, Catherine A. Lynch and Arthur P. Steinmetz. Each Class II Board Member elected at the meeting will serve until the later of the date of the Fund’s 2027 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Catherine A. Lynch and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Catherine A. Lynch is standing for election this year as a Preferred Shares Nominee. W. Carl Kester’s term as a Class I Board Member of the Preferred Funds is scheduled to expire in 2026; therefore, he is not standing for election this year as a Preferred Shares Nominee.
With respect to HYT, DSU, CII, EGF, FRA and BMN, the Board recommends a vote “
FOR
” the election of R. Glenn Hubbard, W. Carl Kester and John M. Perlowski. With respect to all of the other Funds, the Board recommends a vote “
FOR
” the election J. Phillip Holloman, Catherine A. Lynch and Arthur P. Steinmetz. The aforementioned nominees to the Board of each Fund are collectively referred to herein as the “Board Nominees.” To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.
Board Members’/Nominees’ Biographical Information
.
Please refer to the below table which identifies the Board Nominees and any Preferred Shares Nominees for election to the Board of each Fund and sets forth certain biographical information about the Board Members, including the Board Nominees, for all of the Funds. Please note that only the Class II Board Members are standing for election this year. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund and nominated by the full Board. R. Glenn Hubbard was selected to serve as the Chair of each Board, and W. Carl Kester was selected to serve as the Vice Chair of each Board. All of the closed-end
investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Funds, are referred to collectively as the “BlackRock
Closed-End
Funds.” The BlackRock
Closed-End
Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

R. Glenn Hubbard (2) 1958	Chair of the Boards and Director/ Trustee	2024 for HYT, DSU, CII, EGF, FRA and BMN; 2026 for all other Funds; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	68 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
W. Carl Kester (2)(5) 1951	Vice Chair of the Boards and Director/ Trustee	2024 for HYT, DSU, CII, EGF, FRA and BMN; 2026 for all other Funds; from 2007 to present	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	70 RICs consisting of 104 Portfolios	None

Cynthia L. Egan (5) 1955	Director/ Trustee	2026 for HYT, DSU, CII, EGF, FRA and BMN; 2025 for all other Funds; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores 1964	Director/ Trustee	2026 for all Funds; from 2021 to present	Chief Financial Officer, Intel Foundry since 2024; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	68 RICs consisting of 102 Portfolios	None

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Stayce D. Harris 1959	Director/ Trustee	2026 for HYT, DSU, CII, EGF, FRA and BMN; 2025 for all other Funds; from 2021 to present	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	68 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman (3) 1955	Director/ Trustee	2025 for HYT, DSU, CII, EGF, FRA and BMN; 2024 for all other Funds; from 2021 to present	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	68 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch (3)(4)(5) 1961	Director/ Trustee	2026 for HYT, DSU, CII, EGF, FRA and BMN; 2024 for all other Funds; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	70 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Arthur P. Steinmetz (3)(5) 1958	Director/ Trustee	2025 for HYT, DSU, CII, EGF, FRA and BMN; 2024 for all other Funds; from 2023 to present	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Board Members/Nominees † †

Robert Fairbairn 1965	Director/ Trustee	2025 for all Funds; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees;
Co-Chair
of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares
®
			businesses from 2012 to 2016.	96 RICs consisting of 268 Portfolios	None

Name, Address (1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
John M. Perlowski (2)(5) 1964	Director/ Trustee, President and Chief Executive Officer	2024 for HYT, DSU, CII, EGF, FRA and BMN; 2026 for all other Funds; Director/ Trustee from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 270 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Funds’ Boards in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 70 RICs consisting of 104 Portfolios.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(2)	Class II Board Member and Board Nominee for HYT, DSU, CII, EGF, FRA and BMN.
(3)	Class II Board Member and Board Nominee for all Funds other than HYT, DSU, CII, EGF, FRA and BMN.
(4)	Preferred Shares Nominee. W. Carl Kester’s term as a Class I Board Member of the Preferred Funds is scheduled to expire in 2026; therefore, he is not standing for election this year as a Preferred Shares Nominee.
(5)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s
By-laws.
Furthermore, in determining that a

particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers,
other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit
entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.
The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard**	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end
funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Advisor enhances his service as Chair of the Boards, Chair of the Executive Committee and a member of the Governance Committee, the Compliance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
W. Carl Kester**	The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing
a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end
funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Advisor enhances his service as a Vice Chair of the Boards, Chair of the Governance Committee and a member of the Executive Committee, the Discount Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Cynthia L. Egan	Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive
Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms.
Egan’s independence from the Funds and the Advisor enhances her service as Chair of the Compliance Committee and a member of the Discount Committee, the Governance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Lorenzo A. Flores	The Boards benefit from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Funds and the Advisor enhances his service as a member of the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Stayce D. Harris	The Boards benefit from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Funds and the Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman*	The Boards benefit from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Funds and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch*	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Funds and the Advisor enhances her service as the Chair of the Discount Committee and the Chair of the Securities Lending Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Arthur P. Steinmetz*	The Boards benefits from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Funds and the Advisor enhances his service as Chair of the Performance Oversight Committee and a member of the Discount Committee.

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and
Co-Chair
of BlackRock’s Human Capital Committee provide the Boards with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares
®
businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski**	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

*	Class II Board Member and Board Nominee for all Funds other than HYT, DSU, CII, EGF, FRA and BMN.
**	Class II Board Member and Board Nominee for HYT, DSU, CII, EGF, FRA and BMN.
Board Leadership Structure and Oversight
The Boards consist of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end
and
closed-end
registered investment companies included in the BlackRock Fixed-Income Complex.
The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have seven standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, a Securities Lending Committee, a Discount Committee and an Executive Committee.
The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.
The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. The Audit Committee, the Governance Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Executive Committee and the Discount Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.
The Boards decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.
The Boards have engaged the Advisor to manage the Funds on a day-to-day
basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.
Day-to-day
risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Compensation
.
Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in
Appendix B
.
Equity Securities Owned by Board Members and Board Nominees
.
Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee as of March 31, 2024 is set forth in
Appendix C
.
Attendance of Board Members at Annual Shareholders’ Meetings
.
It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All but three of the Board Members of each Fund in office at the time attended last year’s annual shareholders’ meeting.
Board Meetings
.
During the calendar year 2023, the Board of each Fund met nine times. Information relating to the number of times that the Boards met during each Fund’s most recent full fiscal year is set forth in
Appendix D
. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed full fiscal year.
Committees of the Boards
.
Information relating to the various standing Committees of the Boards is set forth in
Appendix E
.
Delinquent Section
 16(a) Reports
.
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder require the Funds’ Board Members, executive officers, persons who own, either directly or indirectly, more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC. Based solely on a review of copies of such reports furnished to the relevant Funds during the relevant Funds’ most recent fiscal year and representations from these Section 16 insiders, or former Section 16 insiders, as applicable, with respect to the relevant Funds’ most recent fiscal year, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings. For BMN, there was one inadvertent late Form 4 filed in July 2023 for Peter Hayes, an officer of the Advisor. For BLE, there was one inadvertent late Form 4 filed in April 2024 for Walter O’Connor, a portfolio manager for the Fund.
Executive Officers of the Funds
.
Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in
Appendix F
.
Your Board recommends that you vote “
FOR
” the election of each Board Nominee to the Board of your Fund(s).
VOTE REQUIRED AND MANNER OF VOTING PROXIES
A quorum of shareholders is required to take action at the meeting. For BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Income Trust, Inc. (BKT), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Enhanced Government Fund, Inc. (EGF), BlackRock Floating Rate Income Strategies Fund, Inc. (FRA), BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock MuniAssets Fund, Inc. (MUA), BlackRock MuniHoldings California Quality Fund, Inc. (MUC), BlackRock MuniHoldings Fund, Inc. (MHD), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ), BlackRock MuniHoldings Quality Fund II, Inc. (MUE), BlackRock MuniVest Fund II, Inc. (MVT), BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniYield Fund, Inc. (MYD), BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), BlackRock MuniYield Quality Fund II, Inc. (MQT), BlackRock MuniYield Quality Fund III, Inc. (MYI) and BlackRock MuniYield Quality Fund, Inc. (MQY), the holders of one-third
of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes,
if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the Board Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board Members. Since the Board Nominees are running unopposed, each Board Nominee only needs one vote to be elected if there is a quorum present at the meeting.
Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,”
if any, as present for purposes of determining a quorum. Broker non-votes
occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “
FOR
” the Board Nominees in Proposal 1.
Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1.
If you hold shares of a Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”
If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.
A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.
Each Fund’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees

Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit
services with the independence of the independent registered public accounting firm.
Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in
Appendix G
) for inclusion in the Fund’s annual report to shareholders.
Appendix G
sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit,
tax and all other services provided directly to the Fund. The fee information in
Appendix G
is presented under the following captions:
(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket
expenses.
(b) Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.
(c) Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in
Appendix G
relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.
(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(e) Aggregate
Non-Audit
Fees for Services Provided to Each Fund and its Affiliated Service Providers
Pre-Approved
by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” and fees paid by each Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.
Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit
services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit
services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See
Appendix G
to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.
The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval
of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval
by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit
services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve,
without consideration on a specific
case-by-case
basis (“general
pre-approval”),
certain permissible
non-audit
services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval
is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled Board meeting.
For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval
requirement was waived.
Fees for
non-audit
services provided to each Fund’s Affiliated Service Providers for which pre-approval
by such Fund’s Audit Committee was required for the calendar years ended December 31, 2023 and December 31, 2022 were $2,154,000 and $2,098,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock open-end
and
closed-end
funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.
Each Fund’s Audit Committee has considered the provision of
non-audit
services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved
(and did not require
pre-approval)
in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Providers that required pre-approval
were
pre-approved
during the Fund’s most recently completed fiscal year.
The Audit Committee of each Fund consists of the following Board Members:
Catherine A. Lynch (Chair);
Arthur P. Steinmetz;
Lorenzo A. Flores; and
J. Phillip Holloman.

ADDITIONAL INFORMATION
5% Beneficial Share Ownership
As of April 30, 2024, to the best of the Funds’ knowledge, the persons listed in
Appendix H
beneficially owned more than 5% of the outstanding shares of the class of the Fund(s) indicated.
Investment Advisor and Administrator
The Advisor provides investment advisory and administrative services to the Funds. The Advisor is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Advisor, located at 50 Hudson Yards, New York, NY 10001, is a wholly owned subsidiary of BlackRock.
Sub-Advisors
BlackRock International Limited (“BIL”), an affiliate of the Advisor, acts as the sub-advisor
for BlackRock Core Bond Trust (BHK), BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Global Dividend Trust (BOE), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Strategies Fund, Inc. (FRA), BlackRock Floating Rate Income Trust (BGT), BlackRock Income Trust, Inc. (BKT), BlackRock Limited Duration Income Trust (BLW), BlackRock Multi-Sector Income Trust (BIT), BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) and BlackRock Resources & Commodities Strategy Trust (BCX). BIL is a wholly owned subsidiary of BlackRock.
BlackRock (Singapore) Limited (“BSL”), an affiliate of the Advisor, acts as the sub-advisor
for BlackRock Credit Allocation Income Trust (BTZ), BlackRock Core Bond Trust (BHK), BlackRock Limited Duration Income Trust (BLW) and BlackRock Multi-Sector Income Trust (BIT). BSL is a wholly owned subsidiary of BlackRock.
Distributor
BlackRock Investments, LLC serves as the placement agent for the common shares of BlackRock Core Bond Trust (BHK), BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Floating Rate Income Trust (BGT), BlackRock Health Sciences Trust (BME), BlackRock Income Trust, Inc. (BKT), BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Limited Duration Income Trust (BLW), BlackRock Multi-Sector Income Trust (BIT), BlackRock MuniAssets Fund, Inc. (MUA), BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Trust II (BLE), BlackRock Science and Technology Trust (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) through various specified transactions, including at-the-market
offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC is located at 50 Hudson Yards, New York, NY 10001.
Submission of Shareholder Proposals
A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2025 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule
14a-8
under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Wednesday, February 5, 2025. In the event a Fund moves the date of its 2025 annual shareholder meeting by more than 30 days from the anniversary of its 2024 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2025 annual shareholder meeting pursuant to Rule
14a-8
under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2025 annual shareholder meeting.
Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2025 annual shareholder meeting in accordance with Rule
14a-8
under the Exchange Act may submit a proposal for consideration at the 2025 annual shareholder meeting in accordance with the
By-laws
of the Fund. The
By-laws
for each Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2025 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s
By-laws
and, assuming that the 2025 annual shareholder meeting is held within 25 days of July 26, 2025, must be received by the Fund between Wednesday, February 26, 2025 and Friday, March 28, 2025
In order for a shareholder proposal made outside of Rule
14a-8
under the Exchange Act to be considered “timely” within the meaning of Rule
14a-4(c)
under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Friday, March 28, 2025. In the event a Fund moves the date of its 2025 annual shareholder meeting by more than 25 days from the anniversary of its 2024 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2025 annual shareholder meeting in accordance with the advance notice provisions of the
By-laws
of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule
14a-4(c),
then proxies solicited by the Board for the 2025 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.
Copies of the
By-laws
of each Fund are available on the EDGAR Database on the SEC’s website at
www.sec.gov
. Each Fund will also furnish, without charge, a copy of its
By-laws
to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at
1-800-882-0052.
For further information, please see
Appendix E
—Committees of the Boards—Governance Committee.
For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.
Shareholder Communications
Shareholders who want to communicate with the Boards or any individual Board Member should write to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Boards electronically by sending an
e-mail
to
closedendfundsbod@blackrock.com
. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.
Expense of Proxy Solicitation
The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies and hosting the virtual meeting will be borne by the Funds. Additional out-of-pocket
costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).
Solicitation may be made by mail, telephone, fax,
e-mail
or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson, 1290 Avenue of the Americas, 9 th
Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Georgeson will be paid approximately $159,352 for such services (including reimbursements of out-of-pocket
expenses). Georgeson may solicit proxies personally and by mail, telephone, fax,
e-mail
or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.
Standstill Agreements
Discount Management Programs
On May 3, 2024, each of BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced Global Dividend Trust (BOE), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Health Sciences Trust (BME), BlackRock MuniVest Fund, Inc. (MVF), BlackRock Resources & Commodities Strategy Trust (BCX), BlackRock Science and Technology Trust (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (each, a “DMP Fund”) and the Advisor separately entered into a standstill agreement (each, a “DMP Fund Agreement”) with Karpus Management, Inc. (“Karpus”), pursuant to which each DMP Fund agreed to adopt a discount management program (the “Program”). Under the terms of the Program, each DMP Fund intends to commence tender offers to repurchase 2.5% of its outstanding Common Shares, at a price per share equal to 98% of such Fund’s net asset value (“NAV”) per share, if such DMP Fund’s Common Shares trade at an average daily discount to NAV greater than 7.50% during a measurement period (each, a “Conditional Tender Offer”). Each measurement period will have a three calendar month term, commencing April 1, 2024 and continuing for a period of 18 months for BlackRock MuniVest Fund, Inc. (MVF) and 12 months for each DMP Fund other than MVF. During the effective period of each DMP Fund Agreement, Karpus, each DMP Fund and the Advisor agreed to be bound by the terms of the applicable DMP Fund Agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its Common Shares in accordance with the recommendation of the applicable DMP Fund’s Board on all proposals submitted to shareholders, including proposals submitted at the applicable DMP Fund’s 2024 annual meeting of shareholders. The DMP Fund Agreement of each DMP Fund will remain in effect until the earlier of (A) May 3, 2027, (B) 10 days prior to the record date for the applicable DMP Fund’s 2027 annual meeting of shareholders, (C) if the applicable DMP Fund has not commenced a Conditional Tender Offer within 15 business days of the applicable calendar quarter end if required to be commenced pursuant to the terms of the applicable DMP Fund Agreement, the date that is 16 business days after the applicable calendar quarter end, and (D) such date that the applicable DMP Fund determines not to conduct a Conditional Tender Offer if required to be conducted pursuant to the terms of the DMP Fund Agreement, unless the DMP Fund Agreement is terminated earlier by the parties.
Other Funds
On May 3, 2024, each Fund other than the DMP Funds and the Advisor separately entered into a standstill agreement with Karpus. During the effective period of each such standstill agreement, Karpus, each such Fund and the Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its Common Shares in accordance with the recommendation of such Fund’s Board on all proposals submitted to shareholders, including proposals submitted at such Fund’s 2024 annual meeting of shareholders. Each such standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the applicable Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.
If You Plan to Attend the Annual Meeting
Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. If your shares in a Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MAXD4Y6 by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.
Privacy Principles of the Funds
The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.
The Funds obtain or verify personal
non-public
information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.
The Funds do not sell or disclose to
non-affiliated
third parties any
non-public
personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public
personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.
General
Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2024 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.
A list of each Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of such Fund at the shareholder meeting. For each Delaware Trust, such list will be available for inspection beginning ten days prior to the date of the meeting. Fund shareholders interested in inspecting the list of shareholders for their respective Fund should contact Georgeson LLC at blackrockcef@georgeson.com for additional information.
Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of each Fund, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than one-hundred
and twenty (120) days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.
By Order of the Boards,
Janey Ahn
Secretary of the Funds
June 5, 2024

Appendix A – Fund Information
The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on May 28, 2024, the record date for voting at the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BBN	BlackRock Taxable Municipal Bond Trust	Delaware Statutory Trust	61,792,514	N/A	N/A	N/A	1,576,703,810

BCX	BlackRock Resources & Commodities Strategy Trust	Delaware Statutory Trust	84,363,295	N/A	N/A	N/A	921,219,122

BDJ	BlackRock Enhanced Equity Dividend Trust	Delaware Statutory Trust	186,135,109	N/A	N/A	N/A	1,708,475,502

BFK	BlackRock Municipal Income Trust †	Delaware Statutory Trust	43,854,836	N/A	1,541	N/A	755,840,052

BGR	BlackRock Energy and Resources Trust	Delaware Statutory Trust	27,464,975	N/A	N/A	N/A	413,948,144

BGT	BlackRock Floating Rate Income Trust	Delaware Statutory Trust	22,495,852	N/A	N/A	N/A	383,413,829

BGY	BlackRock Enhanced International Dividend Trust	Delaware Statutory Trust	100,271,847	N/A	N/A	N/A	636,380,698

BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	54,038,431	N/A	N/A	N/A	840,248,978

BHV	BlackRock Virginia Municipal Bond Trust †	Delaware Statutory Trust	1,588,241	116	N/A	N/A	31,192,274

BIT	BlackRock Multi-Sector Income Trust	Delaware Statutory Trust	38,026,252	N/A	N/A	N/A	854,285,509

BKN	BlackRock Investment Quality Municipal Trust, Inc. †	Maryland Corporation	17,205,846	N/A	678	N/A	322,325,431

BKT	BlackRock Income Trust, Inc.	Maryland Corporation	21,307,672	N/A	N/A	N/A	355,348,934

BLE	BlackRock Municipal Income Trust II †	Delaware Statutory Trust	47,727,056	N/A	1,741	N/A	829,462,348

BLW	BlackRock Limited Duration Income Trust	Delaware Statutory Trust	35,722,847	N/A	N/A	N/A	779,114,509

BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	13,943,973	N/A	N/A	N/A	603,500,486

BMN	BlackRock 2037 Municipal Target Term Trust	Maryland Statutory Trust	6,147,653	N/A	N/A	N/A	170,609,739

BOE	BlackRock Enhanced Global Dividend Trust	Delaware Statutory Trust	61,525,804	N/A	N/A	N/A	741,265,793

BST	BlackRock Science and Technology Trust	Delaware Statutory Trust	34,720,019	N/A	N/A	N/A	1,314,766,943

BTA	BlackRock Long-Term Municipal Advantage Trust †	Delaware Statutory Trust	13,439,892	760	N/A	N/A	221,303,864
BTT	BlackRock Municipal 2030 Target Term Trust †	Delaware Statutory Trust	65,611,952	N/A	N/A	150	2,356,990,408

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BTZ	BlackRock Credit Allocation Income Trust	Delaware Statutory Trust	93,324,457	N/A	N/A	N/A	1,633,656,991

BUI	BlackRock Utilities, Infrastructure & Power Opportunities Trust	Delaware Statutory Trust	22,475,424	N/A	N/A	N/A	517,947,710

BYM	BlackRock Municipal Income Quality Trust †	Delaware Statutory Trust	25,903,340	N/A	976	N/A	481,758,496

CII	BlackRock Enhanced Capital and Income Fund, Inc.	Maryland Corporation	44,146,919	N/A	N/A	N/A	935,090,931

DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	46,705,461	N/A	N/A	N/A	635,327,602

EGF	BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	3,738,451	N/A	N/A	N/A	37,435,038

FRA	BlackRock Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	35,232,197	N/A	N/A	N/A	604,031,464

HYT	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	143,621,914	N/A	N/A	N/A	1,885,440,876

MHD	BlackRock MuniHoldings Fund, Inc. †	Maryland Corporation	52,141,616	N/A	2,140	N/A	1,013,544,150

MIY	BlackRock MuniYield Michigan Quality Fund, Inc. †	Maryland Corporation	28,964,750	2,319	N/A	N/A	603,333,803

MQT	BlackRock MuniYield Quality Fund II, Inc. †	Maryland Corporation	22,154,712	N/A	786	N/A	378,914,383

MQY	BlackRock MuniYield Quality Fund, Inc. †	Maryland Corporation	71,833,617	4,503	N/A	N/A	1,444,354,057

MUA	BlackRock MuniAssets Fund, Inc. †	Maryland Corporation	38,445,935	1,750	N/A	N/A	621,234,248

MUC	BlackRock MuniHoldings California Quality Fund, Inc. †	Maryland Corporation	94,183,923	N/A	5,264	N/A	1,839,183,081

MUE	BlackRock MuniHoldings Quality Fund II, Inc. †	Maryland Corporation	21,918,068	N/A	780	N/A	361,418,109

MUJ	BlackRock MuniHoldings New Jersey Quality Fund, Inc. †	Maryland Corporation	53,185,098	4,171	N/A	N/A	1,120,131,284

MVF	BlackRock MuniVest Fund, Inc. †	Maryland Corporation	63,446,349	N/A	1,536	N/A	730,774,072

MVT	BlackRock MuniVest Fund II, Inc. †	Maryland Corporation	20,861,423	N/A	777	N/A	368,497,435

MYD	BlackRock MuniYield Fund, Inc. †	Maryland Corporation	45,733,511	2,514	N/A	N/A	848,468,066

MYI	BlackRock MuniYield Quality Fund III, Inc. †	Maryland Corporation	66,467,251	3,564	N/A	N/A	1,301,917,408

†	Denotes a Preferred Fund.

*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

A-2

Appendix B – Compensation of the Board Members
Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Funds, together with out-of-pocket
expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Boards and the Vice Chair of the Boards are paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee are each paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, $25,000 and $20,000, respectively. Each of the other members of the Audit Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee is paid an additional annual retainer of $30,000, $25,000, $25,000, $20,000 and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Board. The Funds will pay a pro rata
portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.
The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.
Prior to January 1, 2024, the Chair of the Boards and the Vice Chair of the Boards were paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee were paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively.
The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. For the number of BlackRock-advised Funds from which each Independent Board Member receives compensation, see the Biographical Information Chart in the discussion of Proposal 1. Messrs. Perlowski and Fairbairn serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End (1)	Cynthia L. Egan (2)	Arthur P. Steinmetz (2)	Lorenzo A. Flores (2)	Stayce D. Harris (2)	J. Phillip Holloman (2)	R. Glenn Hubbard (2)	W. Carl Kester (2)	Catherine A. Lynch (2)	Frank J. Fabozzi (2)(4)	Fund Total
BBN	31-Dec	$7,227	$1,761	$6,335	$6,732	$6,787	$7,782	$8,024	$7,658	$7,066	$59,374

BCX	31-Dec	$6,400	$1,510	$5,495	$5,426	$5,843	$7,165	$7,130	$6,469	$6,017	$51,456

BDJ	31-Dec	$11,068	$2,621	$9,485	$9,363	$10,094	$12,409	$13,248	$11,191	$10,399	$89,878

BFK	31-Jul	$3,571	N/A	$3,079	$3,041	$3,283	$3,988	$3,969	$3,624	$3,363	$27,916

BGR	31-Dec	$2,758	$687	$2,383	$2,354	$2,527	$3,075	$3,061	$2,787	$2,599	$22,232

BGT	31-Dec	$2,040	$500	$1,770	$1,749	$1,874	$2,269	$2,258	$2,061	$1,926	$16,447

BGY	31-Dec	$4,228	$1,019	$3,626	$3,581	$3,851	$4,708	$4,686	$4,257	$3,964	$33,920

BHK	31-Dec	$4,076	$964	$3,510	$3,466	$3,728	$4,556	$4,534	$4,120	$3,837	$32,789

BHV	31-Jul	$187	N/A	$188	$188	$188	$188	$188	$188	$188	$1,500

BIT	31-Dec	$617	$608	$532	$525	$564	$689	$686	$624	$581	$5,427

BKN	31-Jul	$1,688	N/A	$1,470	$1,453	$1,560	$1,873	$1,864	$1,711	$1,596	$13,215

BKT	31-Dec	$2,002	$465	$1,738	$1,717	$1,839	$2,226	$2,216	$2,023	$1,890	$16,117

BLE	31-Jul	$3,988	N/A	$3,435	$3,393	$3,665	$4,457	$4,435	$4,048	$3,755	$31,177

BLW	31-Dec	$3,387	$827	$2,921	$2,885	$3,100	$3,781	$3,764	$3,423	$3,190	$27,277

BME	31-Dec	$4,046	$982	$3,484	$3,441	$3,700	$4,522	$4,500	$4,090	$3,809	$32,574

BMN	31-Dec	$1,158	$291	$1,035	$1,093	$1,098	$1,233	$1,268	$1,220	$1,137	$9,534

BOE	31-Dec	$4,836	$1,176	$4,159	$4,107	$4,419	$5,409	$5,383	$4,888	$4,550	$38,926

BST	31-Dec	$7,309	$1,882	$6,273	$6,193	$6,672	$8,187	$8,147	$7,389	$6,871	$58,923

BTA	31-Jul	$1,103	N/A	$970	$960	$1,025	$1,216	$1,211	$1,118	$1,047	$8,650

BTT	31-Jul	$10,939	N/A	$9,374	$9,254	$10,022	$12,263	$12,203	$11,105	$10,277	$85,438

BTZ	31-Dec	$7,114	$1,706	$6,105	$6,028	$6,493	$7,967	$7,928	$7,191	$6,687	$57,220

BUI	31-Dec	$3,470	$825	$2,991	$2,955	$3,175	$3,874	$3,856	$3,506	$3,267	$27,920

BYM	31-Jul	$2,378	N/A	$2,060	$2,035	$2,192	$2,648	$2,636	$2,413	$2,244	$18,606

CII	31-Dec	$5,640	$1,398	$4,846	$4,785	$5,152	$6,312	$6,282	$5,701	$5,304	$45,421

DSU	31-Dec	$3,443	$846	$2,969	$2,932	$3,151	$3,845	$3,826	$3,480	$3,243	$27,736

EGF	31-Dec	$182	$42	$182	$182	$182	$182	$182	$182	$182	$1,500

FRA	31-Dec	$3,202	$787	$2,763	$2,729	$2,932	$3,574	$3,557	$3,236	$3,016	$25,794

HYT	31-Dec	$8,983	$2,188	$7,703	$7,604	$8,195	$10,066	$10,017	$9,081	$8,441	$72,278

MHD	31-Jul	$4,890	N/A	$4,206	$4,153	$4,490	$5,469	$5,443	$4,964	$4,600	$38,214

MIY	31-Jul	$2,647	N/A	$2,290	$2,262	$2,438	$2,950	$2,937	$2,686	$2,496	$20,707

MQT	31-Jul	$1,903	N/A	$1,653	$1,634	$1,757	$2,114	$2,104	$1,929	$1,797	$14,891

MQY	31-Jul	$6,464	N/A	$5,551	$5,480	$5,930	$7,237	$7,202	$6,562	$6,077	$50,502

MUA	31-Jul	$3,121	N/A	$2,694	$2,661	$2,872	$3,483	$3,466	$3,167	$2,941	$24,405

MUC	31-Jul	$8,200	N/A	$7,034	$6,944	$7,518	$9,187	$9,142	$8,325	$7,707	$64,058

MUE	31-Jul	$1,869	N/A	$1,624	$1,605	$1,726	$2,076	$2,067	$1,895	$1,765	$14,627

MUJ	31-Jul	$4,767	N/A	$4,101	$4,050	$4,377	$5,331	$5,306	$4,839	$4,485	$37,256

MVF	31-Jul	$3,515	N/A	$3,031	$2,994	$3,232	$3,925	$3,906	$3,567	$3,310	$27,482

MVT	31-Jul	$1,885	N/A	$1,638	$1,619	$1,741	$2,094	$2,085	$1,912	$1,780	$14,753

MYD	31-Jul	$3,865	N/A	$3,330	$3,288	$3,552	$4,318	$4,297	$3,922	$3,638	$30,209

Fund	Fund’s Fiscal Year End (1)	Cynthia L. Egan (2)	Arthur P. Steinmetz (2)	Lorenzo A. Flores (2)	Stayce D. Harris (2)	J. Phillip Holloman (2)	R. Glenn Hubbard (2)	W. Carl Kester (2)	Catherine A. Lynch (2)	Frank J. Fabozzi (2)(4)	Fund Total

MYI	31-Jul	$5,697	N/A	$4,895	$4,834	$5,228	$6,376	$6,345	$5,783	$5,358	$44,516

Total Compensation from All BlackRock advised Funds (3)		$465,000	$85,914	$400,000	$395,000	$425,000	$520,000	$587,500	$530,000	$497,500	$3,905,914

(1)	Information is for the Fund’s most recent fiscal year. BlackRock Multi-Sector Income Trust (BIT) changed its fiscal year end from October 31 to December 31 effective December 31, 2023. Accordingly, this Fund’s most recent fiscal year consists of the two months ended December 31, 2023.

(2)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,311,764, $480,389, $476,463, $505,309, $4,221,192, $1,873,945 and $542,749, respectively, as of December 31, 2023. Ms. Egan and Mr. Steinmetz did not participate in the deferred compensation plan as of December 31, 2023.

(3)	Represents the aggregate compensation earned by such persons from the BlackRock-advised funds during the calendar year ended December 31, 2023. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $0, $200,000, $197,500, $212,500, $260,000, $44,063 and $68,900, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(4)	Dr. Fabozzi retired as a Board Member of the Funds, a member of the Audit Committee and Chair of the Performance Oversight Committee effective December 31, 2023.

(5)	Mr. Steinmetz was appointed as a Board Member of the Funds effective September 9, 2023, appointed as a member and Chair of the Performance Oversight Committee effective January 1, 2024 and January 19, 2024, respectively, and appointed as a member of the Audit Committee effective January 19, 2024.

Appendix C – Equity Securities Owned by Board Members and Board Nominees
The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of March 31, 2024, except as otherwise indicated. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
Interested Board Members, including the Board Nominee:

Robert Fairbairn	N/A	N/A	N/A	Over $100,000	N/A	N/A	Over $100,000

John M. Perlowski	BlackRock Debt Strategies Fund, Inc.	5,648.5234	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Floating Rate Income Strategies Fund, Inc.	2,311.3056	$10,001 - $50,000		N/A	N/A

Independent Board Members, including the Board Nominees:

Cynthia L. Egan	BlackRock Enhanced Equity Dividend Trust	10,870.00	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced International Dividend Trust	55,300.00	$50,001 - $100,000		N/A	N/A

	BlackRock Health Sciences Trust	3,737.00	Over $100,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	8,750.00	$50,001 - $100,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	13,550.00	Over $100,000		N/A	N/A

Lorenzo A. Flores	BlackRock Enhanced Equity Dividend Trust	N/A	N/A	N/A	6,489.14	$50,001 - $100,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	N/A		7,151.48	Over $100,000

	BlackRock Credit Allocation Income Trust	N/A	N/A		8,716.67	$50,001 - $100,000

	BlackRock Enhanced Capital and Income Fund	N/A	N/A		3,067.31	$50,001 - $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies

Stayce D. Harris	BlackRock Enhanced Equity Dividend Trust	N/A	N/A	$10,001 - $50,000	6,403.65	$50,001 - $100,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	N/A		7,057.39	$50,001 - $100,000

	BlackRock Credit Allocation Income Trust	N/A	N/A		8,595.65	$50,001 - $100,000

	BlackRock Enhanced Capital and Income Fund	N/A	N/A		3,028.64	$50,001 - $100,000

J. Phillip Holloman	BlackRock Enhanced Equity Dividend Trust	N/A	N/A	N/A	6,796.72	$50,001 - $100,000	Over $100,000

	BlackRock Limited Duration Income Trust	N/A	N/A		7,497.01	Over $100,000

	BlackRock Credit Allocation Income Trust	N/A	N/A		9,142.77	$50,001 - $100,000

	BlackRock Enhanced Capital and Income Fund	N/A	N/A		3,215.27	$50,001 - $100,000

R. Glenn Hubbard	BlackRock Resources & Commodities Strategy Trust	303.90820	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	2,340.96741	$10,001 - $50,000		75,426.50	Over $100,000

	BlackRock Municipal Income Trust	312.72100	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	823.93500	$10,001 - $50,000		23,196.06	Over $100,000

	BlackRock Floating Rate Income Trust	428.96700	$1 - $10,000		36,203.68	Over $100,000

	BlackRock Enhanced International Dividend Trust	500.778	$1 - $10,000		62,274.65	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies

	BlackRock Core Bond Trust	663.23826	$1 - $10,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	310.25900	$1 - $10,000		N/A	N/A

	BlackRock Income Trust, Inc.	110.47833	$1 - $10,000		N/A	N/A

	BlackRock Municipal Income Trust II	614.25702	$1 - $10,000		N/A	N/A

	BlackRock Limited Duration Income Trust	449.38200	$1 - $10,000		51,781.30	Over $100,000

	BlackRock Health Sciences Trust	449.47200	$10,001 - $50,000		4,066.00	Over $100,000

	BlackRock Enhanced Global Dividend Trust	1,324.15382	$10,001 - $50,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	275.34500	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	818.81328	$1 - $10,000		56,646.25	Over $100,000

	BlackRock Municipal Income Quality Trust	284.32800	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Capital and Income Fund	N/A	N/A		8,623.57	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	491.53553	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	406.51772	$1 - $10,000		55,373.87	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	306.47708	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies

W. Carl Kester	BlackRock Taxable Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	648	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	425	$1 - $10,000		37,549.22	Over $100,000

	BlackRock Energy and Resources Trust	N/A	N/A		12,640.51	Over $100,000

	BlackRock Floating Rate Income Trust	N/A	N/A		18,835.44	Over $100,000

	BlackRock Enhanced International Dividend Trust	N/A	N/A		34,005.89	Over $100,000

	BlackRock Core Bond Trust	1,078	$10,001 - $50,000		N/A	N/A

	BlackRock Income Trust, Inc.	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	N/A	N/A		21,533.58	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000		1,855.98	$50,001 - $100,000

	BlackRock Enhanced Global Dividend Trust	751	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	133	$1 - $10,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	239	$1 - $10,000		24,868.15	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies

	BlackRock Enhanced Capital and Income Fund, Inc.	1,808	$10,001 - $50,000		1,998.36	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	832	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	1,000	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	440	$1 - $10,000		28,438.51	Over $100,000

	BlackRock MuniHoldings Fund, Inc.	170	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund, Inc.	831	$10,001 - $50,000		N/A	N/A

	BlackRock MuniAssets Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000		N/A	N/A

Catherine A. Lynch	BlackRock Enhanced Equity Dividend Trust	N/A	N/A	Over $100,000	7,858.66	$50,001 - $100,000	Over $100,000

	BlackRock Energy and Resources Trust	N/A	N/A		1,724.49	$10,001 - $50,000

	BlackRock Floating Rate Income Trust	N/A	N/A		1,871.18	$10,001 - $50,000

	BlackRock Enhanced International Dividend Trust	N/A	N/A		4,170.49	$10,001 - $50,000

	BlackRock Virginia Municipal Bond Trust	3,631.3810	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies

	BlackRock Investment Quality Municipal Trust, Inc.	1,802.4984	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	N/A	N/A		6,676.97	$50,001 - $100,000

	BlackRock Health Sciences Trust	N/A	N/A		655.53	$10,001 - $50,000

	BlackRock Credit Allocation Income Trust	N/A	N/A		7,624.73	$50,001 - $100,000

	BlackRock Enhanced Capital and Income Fund	N/A	N/A		2,491.82	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	7,315.4199	$50,001 - $100,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	9,947.2097	$50,001 - $100,000		2,406.89	$10,001 - $50,000

	BlackRock MuniAssets Fund, Inc.	947.8954	$10,001 - $50,000		N/A	N/A

Arthur P. Steinmetz	BlackRock Enhanced Equity Dividend Trust	N/A	N/A	N/A	755.17	$1 - $10,000	$50,001 - $100,000

	BlackRock Limited Duration Income Trust	N/A	N/A		743.76	$10,001 - $50,000

	BlackRock Credit Allocation Income Trust	N/A	N/A		991.93	$10,001 - $50,000

	BlackRock Enhanced Capital and Income Fund	N/A	N/A		317.07	$1 - $10,000

(1)	Represents, as of March 31, 2024, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Trust (BGT), BlackRock Health Sciences Trust (BME) and BlackRock Limited Duration Income Trust (BLW), along with certain open-end
investment companies in the BlackRock Fixed-Income Complex, are eligible investments. As of March 31, 2024, Ms. Egan did not participate in the deferred compensation plan.

As of March 31, 2024, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee), and the Chief Financial Officer of each Fund did not own any shares in the Fund.
As of March 31, 2024, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards
During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End (1)	Number of Board Meetings
BlackRock Taxable Municipal Bond Trust	BBN	31-Dec	9
BlackRock Resources & Commodities Trust	BCX	31-Dec	9
BlackRock Enhanced Equity Dividend Trust	BDJ	31-Dec	9
BlackRock Municipal Income Trust	BFK	31-Jul	7
BlackRock Energy and Resources Trust	BGR	31-Dec	9
BlackRock Floating Rate Income Trust	BGT	31-Dec	9
BlackRock Enhanced International Dividend Trust	BGY	31-Dec	9
BlackRock Core Bond Trust	BHK	31-Dec	9
BlackRock Virginia Municipal Bond Trust	BHV	31-Jul	7
BlackRock Multi-Sector Income Trust	BIT	31-Dec	2
BlackRock Investment Quality Municipal Trust, Inc.	BKN	31-Jul	7
BlackRock Income Trust, Inc.	BKT	31-Dec	9
BlackRock Municipal Income Trust II	BLE	31-Jul	7
BlackRock Limited Duration Income Trust	BLW	31-Dec	9
BlackRock Health Sciences Trust	BME	31-Dec	9
BlackRock 2037 Municipal Target Term Trust	BMN	31-Dec	9
BlackRock Enhanced Global Dividend Trust	BOE	31-Dec	9
BlackRock Science and Technology Trust	BST	31-Dec	9
BlackRock Long-Term Municipal Advantage Trust	BTA	31-Jul	7
BlackRock Municipal 2030 Target Term Trust	BTT	31-Jul	7
BlackRock Credit Allocation Income Trust	BTZ	31-Dec	9
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	31-Dec	9
BlackRock Municipal Income Quality Trust	BYM	31-Jul	7
BlackRock Enhanced Capital and Income Fund, Inc.	CII	31-Dec	9
BlackRock Debt Strategies Fund, Inc.	DSU	31-Dec	9
BlackRock Enhanced Government Fund, Inc.	EGF	31-Dec	9
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	31-Dec	9
BlackRock Corporate High Yield Fund, Inc.	HYT	31-Dec	9
BlackRock MuniHoldings Fund, Inc.	MHD	31-Jul	7
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	31-Jul	7
BlackRock MuniYield Quality Fund II, Inc.	MQT	31-Jul	7
BlackRock MuniYield Quality Fund, Inc.	MQY	31-Jul	7
BlackRock MuniAssets Fund, Inc.	MUA	31-Jul	7
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	31-Jul	7
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	31-Jul	7
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	31-Jul	7
BlackRock MuniVest Fund, Inc.	MVF	31-Jul	7
BlackRock MuniVest Fund II, Inc.	MVT	31-Jul	7
BlackRock MuniYield Fund, Inc.	MYD	31-Jul	7
BlackRock MuniYield Quality Fund III, Inc.	MYI	31-Jul	7

(1)	Information is for the Fund’s most recent fiscal year. BlackRock Multi-Sector Income Trust (BIT) changed its fiscal year end from October 31 to December 31 effective December 31, 2023. Accordingly, this Fund’s most recent fiscal year consists of the two months ended December 31, 2023.

D-1

Appendix E – Committees of the Boards
The business and affairs of each Fund are managed by or under the direction of its Board.
Standing Committees
.
The Board of each Fund has established the following standing committees:
Audit Committee
.
Each Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Lorenzo A. Flores, J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members. Ms. Lynch and Messrs. Steinmetz and Flores have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.
A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock
Closed-End
Fund website at
www.blackrock.com
.
Governance Committee
.
Each Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.
The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.
The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.
Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s
By-laws,
shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2025 annual shareholder meeting of a Fund is held within 25 days of July 26, 2025, the Fund must receive notice pertaining to the 2025 annual meeting of shareholders no earlier than Wednesday, February 26, 2025 and no later than Friday, March 28, 2025. However, if a Fund holds its 2025 annual shareholder meeting on a date that is not within 25 days before or after July 26, 2025, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.
Each Fund’s
By-laws
provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.
Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s
By-laws
and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s
By-laws
for more details.
A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock
Closed-End
Fund website at
www.blackrock.com
.
Compliance Committee
.
Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any
sub-advisers
and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.
Performance Oversight Committee
.
Each Fund has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental
investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.
Discount Committee.
Each Fund has a Discount Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, W. Carl Kester and Arthur P. Steinmetz, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Funds when a Fund is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Fund; (ii) seeking to identify factors driving a Fund trading at a discount; (iii) engaging with the Advisor on ways to potentially mitigate a Fund trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to a Fund trading at a discount; and (v) addressing such other matters relating to a Fund trading at a discount as the Discount Committee deems appropriate. Each Board has adopted a written charter for the Board’s Discount Committee.
Securities Lending Committee
.
Each Fund has a Securities Lending Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of each Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of each Fund’s Securities Lending Guidelines and each Fund’s agreement with the lending agent. Each Board has adopted a written charter for the Board’s Securities Lending Committee.
Executive Committee
.
Each Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the

Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.
The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.
Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Discount Committee, Securities Lending Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End (1)	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings
BBN	31-Dec	9	7	4	4	4	2	0
BCX	31-Dec	9	7	4	4	4	2	0
BDJ	31-Dec	9	7	4	4	4	2	0
BFK	31-Jul	9	6	4	4	1	2	0
BGR	31-Dec	9	7	4	4	4	2	0
BGT	31-Dec	9	7	4	4	4	2	0
BGY	31-Dec	9	7	4	4	4	2	0
BHK	31-Dec	9	7	4	4	4	2	0
BHV	31-Jul	9	6	4	4	1	2	0
BIT	31-Dec	2	2	1	1	1	0	0
BKN	31-Jul	9	6	4	4	1	2	0
BKT	31-Dec	9	7	4	4	4	2	0
BLE	31-Jul	9	6	4	4	1	2	0
BLW	31-Dec	9	7	4	4	4	2	0
BME	31-Dec	9	7	4	4	4	2	0
BMN	31-Dec	9	7	4	4	4	2	0
BOE	31-Dec	9	7	4	4	4	2	0
BST	31-Dec	9	7	4	4	4	2	0
BTA	31-Jul	9	6	4	4	1	2	0
BTT	31-Jul	9	6	4	4	1	2	0
BTZ	31-Dec	9	7	4	4	4	2	0
BUI	31-Dec	9	7	4	4	4	2	0
BYM	31-Jul	9	6	4	4	1	2	0
CII	31-Dec	9	7	4	4	4	2	0
DSU	31-Dec	9	7	4	4	4	2	0
EGF	31-Dec	9	7	4	4	4	2	0
FRA	31-Dec	9	7	4	4	4	2	0
HYT	31-Dec	9	7	4	4	4	2	0
MHD	31-Jul	9	6	4	4	1	2	0
MIY	31-Jul	9	6	4	4	1	2	0
MQT	31-Jul	9	6	4	4	1	2	0
MQY	31-Jul	9	6	4	4	1	2	0

Ticker	Fiscal Year End (1)	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings
MUA	31-Jul	9	6	4	4	1	2	0
MUC	31-Jul	9	6	4	4	1	2	0
MUE	31-Jul	9	6	4	4	1	2	0
MUJ	31-Jul	9	6	4	4	1	2	0
MVF	31-Jul	9	6	4	4	1	2	0
MVT	31-Jul	9	6	4	4	1	2	0
MYD	31-Jul	9	6	4	4	1	2	0
MYI	31-Jul	9	6	4	4	1	2	0

(1)	Information is for the Fund’s most recent fiscal year. BlackRock Multi-Sector Income Trust (BIT) changed its fiscal year end from October 31 to December 31 effective December 31, 2023. Accordingly, this Fund’s most recent fiscal year consists of the two months ended December 31, 2023.

Appendix F – Information Pertaining to the Executive Officers of the Funds
The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”)	Annual; Since 2023	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-1

Appendix G – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants
Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BBN	31-Dec	36,414	34,986	2,000	2,000
BCX	31-Dec	43,146	41,514	0	0
BDJ	31-Dec	37,944	36,516	4,000	0
BFK	31-Jul (4)	32,538	32,405	4,000	4,000
BGR	31-Dec	37,944	36,516	0	0
BGT	31-Dec	72,726	69,972	6,000	0
BGY	31-Dec	51,510	49,572	0	0
BHK	31-Dec	78,030	75,072	2,000	4,000
BHV	31-Jul (4)	17,034	18,870	0	0
BIT	31-Dec (4)	54,200	64,362	2,000	4,000
BKN	31-Jul (4)	29,274	29,101	8,000	0
BKT	31-Dec	41,616	39,984	10,000	0
BLE	31-Jul (4)	29,580	32,742	2,000	4,000
BLW	31-Dec	77,928	74,970	2,000	4,000
BME	31-Dec	53,754	51,714	6,000	4,000
BMN (1)	31-Dec	32,946	28,560	0	0
BOE	31-Dec	51,510	49,572	0	0
BST	31-Dec	64,362	61,914	6,000	4,000
BTA	31-Jul (4)	29,274	29,101	0	0
BTT	31-Jul	28,764	31,722	0	0
BTZ	31-Dec	44,982	43,248	0	0
BUI	31-Dec	37,944	36,516	2,000	4,000
BYM	31-Jul (4)	29,580	32,742	0	0
CII	31-Dec	37,944	36,516	0	0
DSU	31-Dec	77,928	74,970	6,000	0
EGF	31-Dec	37,230	35,802	0	0
FRA	31-Dec	72,726	69,972	0	0
HYT	31-Dec	83,130	79,968	2,000	4,000
MHD	31-Jul (4)	32,538	32,405	0	0
MIY	31-Jul	32,538	36,006	0	0
MQT	31-Jul (4)	32,538	32,405	0	0
MQY	31-Jul (4)	32,538	32,405	0	0
MUA	31-Jul (4)	27,540	27,448	4,000	0
MUC	31-Jul	32,538	36,006	0	17,000 (2)
MUE	31-Jul	32,538	36,006	0	0
MUJ	31-Jul	32,538	36,006	0	13,000 (3)
MVF	31-Jul (4)	32,538	36,006	0	0
MVT	31-Jul (4)	32,538	32,405	0	0
MYD	31-Jul (4)	32,538	32,405	0	0
MYI	31-Jul	32,538	36,006	0	0

(1)	Commenced operations on October 26, 2022.

(2)	Includes audit-related fees for the
N-14
filing of BlackRock MuniYield California Quality Fund, Inc. (MCA) and BlackRock MuniYield California Fund, Inc. (MYC) which reorganized into MUC in April 2022. These fees were paid by MUC as the surviving entity of the reorganizations.
(3)	Includes audit-related fees for the
N-14
filing of BlackRock MuniYield New Jersey Fund, Inc. (MYJ) which reorganized into MUJ in April 2022. These fees were paid by MUJ as the surviving entity of the reorganizations.
(4)	Information is for the Fund’s most recent fiscal years. Each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Long-Term Municipal Advantage Trust (BTA), BlackRock MuniAssets Fund Inc. (MUA), BlackRock Municipal Income Trust (BFK), BlackRock MuniHoldings Fund Inc. (MHD), BlackRock MuniVest Fund II Inc. (MVT), BlackRock MuniYield Fund Inc. (MYD), BlackRock MuniYield Quality Fund II Inc. (MQT) and BlackRock MuniYield Quality Fund Inc. (MQY) changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, these Funds’ fiscal year prior to the most recent fiscal year consists of the three months ended July 31, 2022. Each of BlackRock Municipal Income Quality Trust (BYM), BlackRock Municipal Income Trust II (BLE), BlackRock MuniVest Fund Inc. (MVF) and BlackRock Virginia Municipal Bond Trust (BHV) changed its fiscal year end from August 31 to July 31 effective July 31, 2022. Accordingly, these Funds’ fiscal year prior to the most recent fiscal year consists of the eleven months ended July 31, 2022. BlackRock Multi-Sector Income Trust changed its fiscal year end from October 31 to December 31 effective December 31, 2023. Accordingly, the Fund’s most recent fiscal year consists of the two months ended December 31, 2023.
Tax Fees and All Other Fees

		Tax Fees (1)		All Other Fees (2)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BBN	31-Dec	17,576	16,900	407	431
BCX	31-Dec	18,688	17,200	407	431
BDJ	31-Dec	17,648	16,200	407	431
BFK	31-Jul (3)	21,200	9,200	407	431
BGR	31-Dec	17,648	16,200	407	431
BGT	31-Dec	16,744	16,100	407	431
BGY	31-Dec	17,648	16,200	407	431
BHK	31-Dec	18,096	17,400	407	431
BHV	31-Jul (3)	9,600	9,200	407	431
BIT	31-Dec (3)	8,788	16,900	0	431
BKN	31-Jul (3)	8,800	6,250	407	218
BKT	31-Dec	8,840	8,500	407	431
BLE	31-Jul (3)	16,100	15,500	407	218
BLW	31-Dec	19,136	18,400	407	431
BME	31-Dec	17,648	16,200	407	431
BMN (5)	31-Dec	15,100	14,500	407	0
BOE	31-Dec	17,648	16,200	407	431
BST	31-Dec	54,648 (6)	53,200 (6)	407	431
BTA	31-Jul (3)	13,200	6,250	407	218
BTT	31-Jul	15,600	15,000	407	431
BTZ	31-Dec	24,232	23,300	407	431
BUI	31-Dec	17,648	16,200	407	431
BYM	31-Jul (3)	17,600	16,900	407	431
CII	31-Dec	17,648	16,200	407	431
DSU	31-Dec	17,576	16,900	407	431
EGF	31-Dec	13,208	12,700	407	431
FRA	31-Dec	15,288	14,700	407	431
HYT	31-Dec	93,965 (6)(7)	95,896 (6)(7)	407	431
MHD	31-Jul (3)	15,600	6,500	407	431
MIY	31-Jul	15,600	15,000	407	431

		Tax Fees (1)		All Other Fees (2)
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
MQT	31-Jul (3)	15,600	6,500	407	431
MQY	31-Jul (3)	19,700	8,450	407	218
MUA	31-Jul (3)	14,600	6,250	407	218
MUC	31-Jul	21,700	20,900	407	868 (4)
MUE	31-Jul	16,600	16,000	407	431
MUJ	31-Jul	16,600	16,000	407	650 (4)
MVF	31-Jul (3)	22,200	21,300	407	431
MVT	31-Jul (3)	16,600	7,000	407	431
MYD	31-Jul (3)	22,700	9,900	407	431
MYI	31-Jul	30,000	28,800	407	431

(1)	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
(2)	The Other Fees represent each Fund’s allocable share of the fees paid for issuance of Compliance Attestation Reports pursuant to Rule
38a-1.
While the amount paid by the Funds is allocated evenly across all Funds in existence during the period when the applicable services were performed, such amount is not reflected for those Funds whose fiscal year ended prior to the invoice for the services being received.
(3)	Information is for the Fund’s most recent fiscal years. Each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Long-Term Municipal Advantage Trust (BTA), BlackRock MuniAssets Fund Inc. (MUA), BlackRock Municipal Income Trust (BFK), BlackRock MuniHoldings Fund Inc. (MHD), BlackRock MuniVest Fund II Inc. (MVT), BlackRock MuniYield Fund Inc. (MYD), BlackRock MuniYield Quality Fund II Inc. (MQT) and BlackRock MuniYield Quality Fund Inc. (MQY) changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, these Funds’ fiscal year prior to the most recent fiscal year consists of the three months ended July 31, 2022. Each of BlackRock Municipal Income Quality Trust (BYM), BlackRock Municipal Income Trust II (BLE), BlackRock MuniVest Fund Inc. (MVF) and BlackRock Virginia Municipal Bond Trust (BHV) changed its fiscal year end from August 31 to July 31 effective July 31, 2022. Accordingly, these Funds’ fiscal year prior to the most recent fiscal year consists of the eleven months ended July 31, 2022. BlackRock Multi-Sector Income Trust changed its fiscal year end from October 31 to December 31 effective December 31, 2023. Accordingly, the Fund’s most recent fiscal year consists of the two months ended December 31, 2023.
(4)	Includes fees for the Fund and other Funds that were part of an approved merger. The fees were budgeted in the merger and paid by the Fund as the surviving entity.
(5)	Commenced operations on October 26, 2022.
(6)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.
(7)	Includes fees for tax services required for completion of additional Canadian tax forms and correspondence with Canadian Revenue Authority related to a tender offer opportunity for positions held in the Luxembourg subsidiary.

Aggregate
Non-Audit
Fees for Services Provided to Each Fund and its Affiliated Service Providers
Pre-Approved
by the Audit Committee:

		Aggregate Non-Audit Fees for Pre-Approved Services to Each Fund and its Affiliated Service Provider*
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BBN	31-Dec	19,983	19,331
BCX	31-Dec	19,095	17,631
BDJ	31-Dec	22,055	16,631
BFK	31-Jul (3)	25,607	13,631
BGR	31-Dec	18,055	16,631
BGT	31-Dec	23,151	16,531
BGY	31-Dec	18,055	16,631
BHK	31-Dec	20,503	21,831
BHV	31-Jul (3)	10,007	9,631
BIT	31-Dec (3)	10,788	21,331
BKN	31-Jul (3)	17,207	6,468
BKT	31-Dec	19,247	8,931
BLE	31-Jul (3)	18,507	19,718
BLW	31-Dec	21,543	22,831
BME	31-Dec	24,055	20,631
BMN (1)	31-Dec	15,507	14,500
BOE	31-Dec	18,055	16,631
BST	31-Dec	61,055 (2)	57,631
BTA	31-Jul (3)	13,607	6,468
BTT	31-Jul	16,007	15,431
BTZ	31-Dec	24,639	23,731
BUI	31-Dec	20,055	20,631
BYM	31-Jul (3)	18,007	17,331
CII	31-Dec	18,055	16,631
DSU	31-Dec	23,983	17,331
EGF	31-Dec	13,615	13,131
FRA	31-Dec	15,695	15,131
HYT	31-Dec	96,372 (2)(4)	100,327 (2)(4)
MHD	31-Jul (3)	16,007	6,931
MIY	31-Jul	16,007	15,431
MQT	31-Jul (3)	16,007	6,931
MQY	31-Jul (3)	20,107	8,668
MUA	31-Jul (3)	19,007	6,468
MUC	31-Jul	22,107	38,768 (5)
MUE	31-Jul	17,007	16,431
MUJ	31-Jul	17,007	29,650 (6)
MVF	31-Jul (3)	22,607	21,731
MVT	31-Jul (3)	17,007	7,431
MYD	31-Jul (3)	23,107	10,331
MYI	31-Jul	30,407	29,231

*
Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to each Fund.
Non-audit
fees of $2,154,000 and $2,098,000 for the calendar years ended December 31, 2023 and December 31, 2022, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock
open-end
and
closed-end
funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

(1)	Commenced operations on October 26, 2022.
(2)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.
(3)	Information is for the Fund’s most recent fiscal years. Each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Long-Term Municipal Advantage Trust (BTA), BlackRock MuniAssets Fund Inc. (MUA), BlackRock Municipal Income Trust (BFK), BlackRock MuniHoldings Fund Inc. (MHD), BlackRock MuniVest Fund II Inc. (MVT), BlackRock MuniYield Fund Inc. (MYD), BlackRock MuniYield Quality Fund II Inc. (MQT) and BlackRock MuniYield Quality Fund Inc. (MQY) changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, these Funds’ fiscal year prior to the most recent fiscal year consists of the three months ended July 31, 2022. Each of BlackRock Municipal Income Quality Trust (BYM), BlackRock Municipal Income Trust II (BLE), BlackRock MuniVest Fund Inc. (MVF) and BlackRock Virginia Municipal Bond Trust (BHV) changed its fiscal year end from August 31 to July 31 effective July 31, 2022. Accordingly, these Funds’ fiscal year prior to the most recent fiscal year consists of the eleven months ended July 31, 2022. BlackRock Multi-Sector Income Trust changed its fiscal year end from October 31 to December 31 effective December 31, 2023. Accordingly, the Fund’s most recent fiscal year consists of the two months ended December 31, 2023.
(4)	Includes fees for tax services required for completion of additional Canadian tax forms and correspondence with Canadian Revenue Authority related to a tender offer opportunity for positions held in the Luxembourg subsidiary.
(5)	Includes audit-related fees for the
N-14
filing of BlackRock MuniYield California Quality Fund, Inc. (MCA) and BlackRock MuniYield California Fund, Inc. (MYC) which reorganized into MUC in April 2022. These fees were paid by MUC as the surviving entity of the reorganizations.
(6)	Includes audit-related fees for the
N-14
filing of BlackRock MuniYield New Jersey Fund, Inc. (MYJ) which reorganized into MUJ in April 2022. These fees were paid by MUJ as the surviving entity of the reorganizations.

Appendix H – 5% Beneficial Share Ownership
To the best knowledge of each Fund, based on filings made on or before April 30, 2024 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated as of April 30, 2024 (unless otherwise indicated):

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BBN	Morgan Stanley (1)	1585 Broadway New York, NY 10036	4,050,744	6.60%	—	—

	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	3,178,198	5.14%	—	—

BCX	Wells Fargo & Company	420 Montgomery Street San Francisco, CA 94163	5,075,835	6.00%	—	—

BFK	Karpus Investment Management	183 Sully’s Trail Pittsford, New York 14534	3,834,293	8.74%	—	—

	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	3,446,115	7.65%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 1,541	VMTP: 100.00%

BGR	Allspring Global Investments Holdings, LLC	525 Market St, 10th Floor San Francisco, CA 94105	1,693,578	6.17%	—	—

BGY	Allspring Global Investments Holdings, LLC	525 Market St, 10th Floor San Francisco, CA 94105	10,231,563	10.20%	—	—

	Karpus Investment Management	183 Sully’s Trail Pittsford, New York 14534	5,723,137	5.71%	—	—

	Morgan Stanley (1)	1585 Broadway New York, NY 10036	9,693,148	9.70%	—	—

BHV	Saba Capital Management, L.P. (2)	405 Lexington Avenue, 58th Floor New York, New York 10174	91,783	5.72%

	The Toronto-Dominion Bank	1 Vanderbilt Avenue New York, NY 10017	—	—	VRDP: 116	VRDP: 100%

BKN	Sakharam D. Mahurkar - Trustee	2768 Palm Springs Lane Aurora, Illinois 60502	2,000,000	11.65%	—	—

	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	1,023,666	5.95%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 678	VMTP: 100.00%

BKT	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	3,004,716	14.10%	—	—

BLE	Karpus Investment Management	183 Sully’s Trail Pittsford, New York 14534	3,086,566	6.47%	—	—

	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	3,683,138	7.57%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus, OH 43240	—	—	VMTP: 1,741	VMTP: 100.00%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held

BLW	Morgan Stanley (1)	1585 Broadway New York, NY 10036	4,413,619	12.40%	—	—

BME	Nova R Wealth, Inc.	6711 West 121st Street Overland Park, KS 66209	582,784	5.37%	—	—

BMN	Morgan Stanley (1)	1585 Broadway New York, NY 10036	362,981	5.90%	—	—

BOE	First Trust Portfolios L.P. (3)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,828,955	6.22%	—	—

	Morgan Stanley (1)	1585 Broadway New York, NY 10036	4,413,630	7.20%	—	—

BTA	Bank of America Corporation	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 760	VRDP: 100.00%

BTT	Wells Fargo & Company	420 Montgomery Street San Francisco, CA 94163	—	—	RVMTP: 150	RVMTP: 100.00%

BTZ	Bank of America Corporation	100 North Tryon Street Charlotte, North Carolina 28255	4,689,575	5.00%	—	—

	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	6,057,432	6.49%	—	—

BYM	Morgan Stanley (1)	1585 Broadway New York, NY 10036	1,335,528	5.10%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 976	VMTP: 100.00%

DSU	Morgan Stanley (1)	1585 Broadway New York, NY 10036	4,334,381	9.30%	—	—

EGF	1607 Capital Partners, LLC (4)	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	446,673	11.95%	—	—

	Relative Value Partners Group, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	431,127	5.97%	—	—

	Sit Investment Associates, Inc. (5)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,792,450	47.95%	—	—

FRA	Relative Value Partners Group, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	2,151,101	5.78%	—	—

MHD	Karpus Investment Management	183 Sully’s Trail Pittsford, New York 14534	5,645,506	10.83%	—	—

	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	4,084,819	7.66%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 2,140	VMTP: 100%

MIY	The Toronto-Dominion Bank	1 Vanderbilt Avenue New York, NY 10017	—	—	VRDP: 2,319	VRDP: 100%

MQT	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	1,239,968	5.49%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 786	VMTP: 100%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held

MQY	Wells Fargo & Company	420 Montgomery Street San Francisco, CA 94163	—	—	VRDP: 4,503	VRDP: 100%

MUA	Bank of America Corporation	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 1,750	VRDP: 100%

MUC	Morgan Stanley	1585 Broadway New York, NY 10036	5,117,850	5.40%	—	—

	Wells Fargo & Company	420 Montgomery Street San Francisco, CA 94163	—	—	VMTP: 5,264	VMTP: 100%

MUE	Morgan Stanley (1)	1585 Broadway New York, NY 10036	1,866,457	8.50%	—	—

	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	2,151,816	9.56%

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 780	VMTP: 100%

MUJ	Bank of America Corporation	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 4,171	VRDP: 100%

MVF	Karpus Investment Management	183 Sully’s Trail Pittsford, New York 14534	9,253,673	14.59%	—	—

	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	4,291,853	6.62%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 1,536	VMTP: 100%

MVT	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	2,191,124	10.26%	—	—

	DNT Asset Trust	1111 Polaris Parkway Columbus Ohio 43240	—	—	VMTP: 777	VMTP: 100%

MYD	RiverNorth Capital Management, LLC	360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	4,490,529	9.57%	—	—

MYI	The Toronto-Dominion Bank	1 Vanderbilt Avenue New York, NY 10017	—	—	VRDP: 3,564	VRDP: 100%

(1)	Morgan Stanley filed a Schedule 13G jointly with Morgan Stanley Smith Barney LLC.

(2)	Saba Capital Management, L.P. filed a Schedule 13D jointly with Saba Capital Management GP, LLC and Boaz R. Weinstein.

(3)	First Trust Portfolios L.P. filed a Schedule 13G jointly with First Trust Advisors L.P. and The Charger Corporation.

(4)	1607 Capital Partners, LLC filed a Schedule 13G jointly with The Walt Disney Company Retirement Plan Master Trust.

(5)	Sit Investment Associates, Inc. filed a Schedule 13D jointly with Sit Fixed Income Advisors II, LLC.

CEC4-0724

BLACKROCK CLOSED-END FUNDS PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: THANK YOU FOR VOTING Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 26, 2024, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. The Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetnow.global/MAXD4Y6. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BRC_33969_C-C3_050624xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-33969 FUNDS FUNDS FUNDS BlackRock Core Bond Trust BlackRock Credit Allocation Income TrustBlackRock Energy and Resources Trust BlackRock Enhanced Equity Dividend TrustBlackRock Enhanced Global Dividend TrustBlackRock Enhanced International Dividend Trust BlackRock Floating Rate Income TrustBlackRock Health Sciences TrustBlackRock Income Trust, Inc. BlackRock Limited Duration Income TrustBlackRock Multi-Sector Income TrustBlackRock Resources & Commodities Strategy Trust BlackRock Science and Technology TrustBlackRock Taxable Municipal Bond TrustBlackRock Utilities, Infrastructure & Power Opp Trust    Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. [GRAPHIC APPEARS HERE] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1.To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman02. Arthur P. Steinmetz03. Catherine A. Lynch FOR WITHHOLD FOR ALLFOR    WITHHOLD FOR ALL ALL    ALL    EXCEPT ALL    ALL    EXCEPT 01 BlackRock Core Bond Trust ☐ ☐ ☐ 02 BlackRock Credit Allocation Income Trust☐ ☐ ☐ 03 BlackRock Energy and Resources Trust☐ ☐ ☐ 04 BlackRock Enhanced Equity Dividend Trust☐ ☐ ☐ 05 BlackRock Enhanced Global Dividend Trust ☐ ☐ ☐ 06 BlackRock Enhanced International Dividend Trust☐ ☐ ☐ 07 BlackRock Floating Rate Income Trust ☐ ☐ ☐ 08 BlackRock Health Sciences Trust☐ ☐ ☐ 09 BlackRock Income Trust, Inc.☐ ☐ ☐ 10 BlackRock Limited Duration Income Trust☐ ☐ ☐ 11 BlackRock Multi-Sector Income Trust ☐ ☐ ☐ 12 BlackRock Resources & Commodities Strategy Trust☐ ☐ ☐ 13 BlackRock Science and Technology Trust ☐ ☐ ☐ 14 BlackRock Taxable Municipal Bond Trust☐ ☐ ☐ 15 BlackRock Utilities, Infrastructure & Power Opp Trust ☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx    BRC1 33969    xxxxxxxx

BLACKROCK CLOSED-END FUNDS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetnow.global/MAXD4Y6 on July 26, 2024 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. THANK YOU FOR VOTING Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 26, 2024, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. The Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetnow.global/MAXD4Y6. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BRC_33969_C-C2_050224 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-33969 FUNDS FUNDS FUNDS BlackRock Investment Quality Municipal Trust, Inc.BlackRock Long-Term Municipal Advantage TrustBlackRock MuniAssets Fund, Inc. BlackRock Municipal 2030 Target Term TrustBlackRock Municipal Income Quality TrustBlackRock Municipal Income Trust BlackRock Municipal Income Trust IIBlackRock MuniHoldings CA Quality Fund, Inc.BlackRock MuniHoldings Fund, Inc. BlackRock MuniHoldings NJ Quality Fund, Inc. BlackRock MuniHoldings Quality Fund II, Inc.BlackRock MuniVest Fund II, Inc. BlackRock MuniVest Fund, Inc. BlackRock MuniYield Fund, Inc.BlackRock MuniYield MI Quality Fund, Inc. Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1.To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman02. Arthur P. Steinmetz FOR WITHHOLD FOR ALLFOR WITHHOLD FOR ALL ALL ALL EXCEPTALL ALL EXCEPT 01 BlackRock Investment Quality Municipal Trust, Inc.☐ ☐ ☐ 02 BlackRock Long-Term Municipal Advantage Trust☐ ☐ ☐ 03 BlackRock MuniAssets Fund, Inc. ☐ ☐ ☐ 04 BlackRock Municipal 2030 Target Term Trust☐ ☐ ☐ 05 BlackRock Municipal Income Quality Trust ☐ ☐ ☐ 06 BlackRock Municipal Income Trust☐ ☐ ☐ 07 BlackRock Municipal Income Trust II ☐ ☐ ☐ 08 BlackRock MuniHoldings CA Quality Fund, Inc.☐ ☐ ☐ 09 BlackRock MuniHoldings Fund, Inc. ☐ ☐ ☐ 10 BlackRock MuniHoldings NJ Quality Fund, Inc.☐ ☐ ☐ 11 BlackRock MuniHoldings Quality Fund II, Inc ☐ ☐ ☐ 12 BlackRock MuniVest Fund II, Inc.☐ ☐ ☐ 13 BlackRock MuniVest Fund, Inc. ☐ ☐ ☐ 14 BlackRock MuniYield Fund, Inc.☐ ☐ ☐ 15 BlackRock MuniYield MI Quality Fund, Inc ☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BRC2 33969 xxxxxxxx

BLACKROCK CLOSED-END FUNDS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetnow.global/MAXD4Y6 on July 26, 2024 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. THANK YOU FOR VOTING Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 26, 2024, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. The Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetnow.global/MAXD4Y6. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BRC_33969_C-C2_050224 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-33969 FUNDS FUNDS FUNDS BlackRock MuniYield Quality Fund II, Inc.BlackRock MuniYield Quality Fund III, Inc.BlackRock MuniYield Quality Fund, Inc. BlackRock VA Municipal Bond Trust Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1.To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman02. Arthur P. Steinmetz FOR WITHHOLD FOR ALLFOR WITHHOLD FOR ALL ALL ALL EXCEPTALL ALL EXCEPT 01 BlackRock MuniYield Quality Fund II, Inc.☐ ☐ ☐ 02 BlackRock MuniYield Quality Fund III, Inc.☐ ☐ ☐ 03 BlackRock MuniYield Quality Fund, Inc. ☐ ☐ ☐ 04 BlackRock VA Municipal Bond Trust☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BRC2 33969 xxxxxxxx

BLACKROCK CLOSED-END FUNDS PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetnow.global/MAXD4Y6 on July 26, 2024 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. THANK YOU FOR VOTING Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 26, 2024, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. The Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetnow.global/MAXD4Y6. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BCB_33969_C-1b_050224 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-33969 FUNDS FUNDS FUNDS BlackRock 2037 Municipal Target Term Trust BlackRock Corporate High Yield Fund, Inc.BlackRock Debt Strategies Fund, Inc. BlackRock Enhanced Capital and Income Fund, Inc.BlackRock Enhanced Government Fund, Inc.BlackRock Floating Rate Inc Strategies Fund, Inc. Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1.To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. R. Glenn Hubbard02. W. Carl Kester03. John M. Perlowski FOR WITHHOLD FOR ALLFOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 BlackRock 2037 Municipal Target Term Trust ☐ ☐ ☐ 02 BlackRock Corporate High Yield Fund, Inc.☐ ☐ ☐ 03 BlackRock Debt Strategies Fund, Inc.☐ ☐ ☐ 04 BlackRock Enhanced Capital and Income Fund, Inc.☐ ☐ ☐ 05 BlackRock Enhanced Government Fund, Inc.☐ ☐ ☐ 06 BlackRock Floating Rate Inc Strategies Fund, Inc. ☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BCB3 33969 xxxxxxxx

THANK YOU FOR VOTING EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTION: Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES PREFERRED SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 26, 2024 at 10:00 a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BRC_33969_C_050224-Pref xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-33969 FUNDS FUNDS FUNDS BlackRock Investment Quality Municipal Trust, Inc. BlackRock Long-Term Municipal Advantage TrustBlackRock MuniAssets Fund, Inc. BlackRock Municipal 2030 Target Term Trust BlackRock Municipal Income Quality TrustBlackRock Municipal Income Trust BlackRock Municipal Income Trust IIBlackRock MuniHoldings CA Quality Fund, Inc. BlackRock MuniHoldings Fund, Inc. BlackRock MuniHoldings NJ Quality Fund, Inc. BlackRock MuniHoldings Quality Fund II, Inc. BlackRock MuniVest Fund II, Inc. BlackRock MuniVest Fund, Inc. BlackRock MuniYield Fund, Inc. BlackRock MuniYield MI Quality Fund, Inc. Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1.To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman02. Arthur P. Steinmetz03. Catherine A. Lynch FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 BlackRock Investment Quality Municipal Trust, Inc. ☐ ☐ ☐ 02 BlackRock Long-Term Municipal Advantage Trust☐ ☐ ☐ 03 BlackRock MuniAssets Fund, Inc. ☐ ☐ ☐ 04 BlackRock Municipal 2030 Target Term Trust☐ ☐ ☐ 05 BlackRock Municipal Income Quality Trust ☐ ☐ ☐ 06 BlackRock Municipal Income Trust☐ ☐ ☐ 07 BlackRock Municipal Income Trust II ☐ ☐ ☐ 08 BlackRock MuniHoldings CA Quality Fund, Inc. ☐ ☐ ☐ 09 BlackRock MuniHoldings Fund, Inc. ☐ ☐ ☐ 10 BlackRock MuniHoldings NJ Quality Fund, Inc. ☐ ☐ ☐ 11 BlackRock MuniHoldings Quality Fund II, Inc ☐ ☐ ☐ 12 BlackRock MuniVest Fund II, Inc. ☐ ☐ ☐ 13 BlackRock MuniVest Fund, Inc. ☐ ☐ ☐ 14 BlackRock MuniYield Fund, Inc. ☐ ☐ ☐ 15 BlackRock MuniYield MI Quality Fund, Inc ☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BRC4 33969 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTION: Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES PREFERRED SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 26, 2024 at 10:00 a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BRC_33969_C_050224-Pref xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 26, 2024. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-33969 FUNDS FUNDS FUNDS BlackRock MuniYield Quality Fund II, Inc. BlackRock MuniYield Quality Fund III, Inc. BlackRock MuniYield Quality Fund, Inc. BlackRock VA Municipal Bond Trust Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal 1.To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman02. Arthur P. Steinmetz03. Catherine A. Lynch FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 BlackRock MuniYield Quality Fund II, Inc. ☐ ☐ ☐ 02 BlackRock MuniYield Quality Fund III, Inc. ☐ ☐ ☐ 03 BlackRock MuniYield Quality Fund, Inc. ☐ ☐ ☐ 04 BlackRock VA Municipal Bond Trust☐ ☐ ☐ B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BRC4 33969 xxxxxxxx

Your Vote Counts! BLACKROCK CLOSED-END FUNDS 2024 Joint Annual Meeting Vote by July 25, 2024 11:59 PM ET V52151-P14023 You invested in BLACKROCK CLOSED-END FUNDS and it's time to vote! You have the right to vote on proposals being presented at the Joint Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 26, 2024. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 26, 2024 10:00 AM EST Virtually at: www.meetnow.global/MAXD4Y6 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. BLACKROCK CLOSED-END FUNDS 2024 Joint Annual Meeting Vote by July 25, 2024 11:59 PM ET Board Voting Items Recommends 1. To Elect Board Member Nominees: 01) R. Glenn Hubbard For 02) W. Carl Kester 03) John M. Perlowski NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V52152-P14023

Your Vote Counts! BLACKROCK CLOSED-END FUNDS 2024 Joint Annual Meeting Vote by July 25, 2024 11:59 PM ET V52151-P14023 You invested in BLACKROCK CLOSED-END FUNDS and it's time to vote! You have the right to vote on proposals being presented at the Joint Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 26, 2024. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 26, 2024 10:00 AM EST Virtually at: www.meetnow.global/MAXD4Y6 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. BLACKROCK CLOSED-END FUNDS 2024 Joint Annual Meeting Vote by July 25, 2024 11:59 PM ET Board Voting Items Recommends 1. To Elect Board Member Nominees: 01) J. Phillip Holloman For 02) Arthur P. Steinmetz 03) Catherine A. Lynch NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V52154-P14023

Your Vote Counts! BLACKROCK CLOSED-END FUNDS 2024 Joint Annual Meeting Vote by July 25, 2024 11:59 PM ET V52151-P14023 You invested in BLACKROCK CLOSED-END FUNDS and it's time to vote! You have the right to vote on proposals being presented at the Joint Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 26, 2024. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 26, 2024 10:00 AM EST Virtually at: www.meetnow.global/MAXD4Y6 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. BLACKROCK CLOSED-END FUNDS 2024 Joint Annual Meeting Vote by July 25, 2024 11:59 PM ET Board Voting Items Recommends 1. To Elect Board Member Nominees: 01) J. Phillip Holloman For 02) Arthur P. Steinmetz 03) Catherine A. Lynch NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V52154-P14023